UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
Amendment No. 1
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 10, 2022
Date of Report (date of earliest event reported)
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SHIFT4 PAYMENTS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39313 (Commission File Number)	84-3676340 (I.R.S. Employer Identification Number)
2202 N. Irving St Allentown, PA 18109
(Address of principal executive offices) (Zip Code)
(888) 276-2108
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	FOUR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by Shift4 Payments, Inc. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the SEC on June 13, 2022 to announce the preliminary results of the Company’s Annual Meeting of Stockholders held on June 10, 2022. This Amendment is being filed to disclose the Company’s board of directors’ (the “Board”) decision as to how frequently the Company will include a shareholder vote on the compensation of the Company’s named executive officers.

As previously disclosed in the Current Report on Form 8-K filed with the SEC on August 3, 2022, subsequent to the Company’s Annual Meeting of Stockholders held on June 10, 2022, the Board determined to move Christopher N. Cruz from Class III with a term expiring at the 2023 Annual Meeting of Stockholders to Class II with a term expiring at the 2025 Annual Meeting of Stockholders, effective as of August 5, 2022. Accordingly, on August 5, 2022, Mr. Cruz, who was a Class III director, resigned as a director and was immediately elected by the Board as a Class II director. The resignation and re-election of Mr. Cruz was effected solely to rebalance the Board's classes and, for all other purposes, including compensation, Mr. Cruz’s service on the Board is deemed to have continued uninterrupted. The Board now consists of two Class I directors, two Class II directors and two Class III directors. The current Class I Directors are now Karen Roter Davis and Jared Isaacman; the current Class II Directors are Christopher Cruz and Sarah Goldsmith-Grover; and the current Class III Directors are Jonathan Halkyard and Donald Isaacman.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On June 10, 2022, the Company held its Annual Meeting of Stockholders (the “Meeting”). A total of 77,066,136 shares of the Company’s Class A, Class B, and Class C common stock (collectively, “Common Stock”) were present in person or represented by proxy at the Meeting, representing approximately 91.52% percent of the Company’s outstanding Common Stock as of the April 14, 2022 record date. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2022. The results were as follows:

Item 1 - Election of two Class II director nominees to the Company’s Board for a term of office expiring on the date of the annual meeting of stockholders to be held in 2025 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Nancy Disman	311,357,624	25,778,717	6,483,957
Sarah Goldsmith-Grover	314,422,570	22,713,771	6,483,957

Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
343,045,987	539,204	35,107	0

Item 3 - Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Votes for One Year	Votes for Two Years	Votes for Three Years	Votes ABSTAINED	Broker Non-Votes
337,062,118	10,338	32,822	31,063	6,483,957

Item 4 - Approval of the Amended and Restated Shift4 Payments, Inc. 2020 Incentive Award Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
306,343,620	30,749,572	43,149	6,483,957

Based on the foregoing votes, each of Nancy Disman and Sarah Goldsmith-Grover was elected as a Class II director, Item 2 was approved, and Item 4 was approved. Additionally, with respect to Item 3, the stockholders approved, on an advisory (non-binding) basis, that future stockholder advisory votes on the compensation of the Company’s named executive officers be held every year.

Based on the foregoing voting results and consistent with the Board’s recommendation, once an advisory vote on the compensation of the Company’s named executive officers is required to be held, the Board has determined to hold such advisory vote every year until the next advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the stockholders or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

No other items were presented for shareholder approval at the Meeting.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Amended and Restated Shift4 Payments, Inc. 2020 Incentive Award Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2022

SHIFT4 PAYMENTS, INC.

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Secretary, General Counsel and Executive Vice President, Legal, Human Resources and Compliance